                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)


Filed by the Registrant    /X/
Filed by a Party other than the Registrant    /   /

Check the appropriate box:
/X/      Preliminary Proxy Statement
/  /     Confidential, For Use of the Commission Only (as
         permitted by Rule 14a-6(e)(2))
/  /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                 Alliance Balanced Shares, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)

----------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other
                      than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/   /    Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
              transaction applies:
--------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
              applies:
--------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------
         (5)  Total fee paid:
--------------------------------------------------------------
 /  /    Fee paid previously with preliminary materials.

/  /     Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

               ALLIANCE PREMIER GROWTH FUND, INC.
                 ALLIANCE BALANCED SHARES, INC.
                   ALLIANCE QUASAR FUND, INC.

                   1345 Avenue of the Americas
                    New York, New York 10105
                    Toll Free (800) 221-5672

                                               October [__], 2000

To the Stockholders of Alliance Premier Growth Fund, Inc.
("Premier Growth"), Alliance Balanced Shares, Inc. ("Balanced
Shares") and Alliance Quasar Fund, Inc. ("Quasar") (collectively, the "Funds"):

    The accompanying Notice of Meeting and Proxy Statement present five proposals to be considered at the Funds' Joint
Special Meeting of Stockholders (the "Meeting") to be held on December 12, 2000. The proposals are discussed more fully in the accompanying Proxy Statement.

    The first two proposals are for, respectively, the reelection of the Funds' Directors and the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of Premier Growth and Balanced Shares and Ernst & Young LLP as independent auditors of Quasar for each Fund's fiscal year ending in 2000. The third proposal revises the Funds' fundamental investment restrictions to permit the Funds to engage in securities lending to the full extent permitted by the Investment Company Act of 1940 (the "1940 Act"). The last two proposals relax or remove, in each case consistent with the 1940 Act, certain investment restrictions that were originally required by old state "blue sky" laws that were preempted and thus nullified by Congress in 1996. These restrictions are not required by the 1940 Act. The Boards of Directors believe that it is in the best interests of the Funds and their stockholders to change these policies to provide the Funds with the investment flexibility allowed by the 1940 Act.

    We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote your proxy promptly, in order to spare the Funds additional proxy solicitation expenses. Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, has been selected to assist stockholders in the voting process. As the date of the Meeting approaches, if we have not yet received your proxy, you may receive a telephone call from SCC reminding you to exercise your right to vote. If you have any questions regarding the Meeting agenda or how to submit your proxy, please call SCC at (800) 733-8481 ext. 454.

                             Sincerely,

                             John D. Carifa
                             Chairman and President

[Alliance Capital Logo]

                             Alliance Premier Growth Fund, Inc.
                             Alliance Balanced Shares, Inc.
                             Alliance Quasar Fund, Inc.
___________________________________________________________

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
___________________________________________________________

         NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS
                        December 12, 2000

To the Stockholders of Alliance Premier Growth Fund, Inc.
("Premier Growth"), Alliance Balanced Shares, Inc. ("Balanced
Shares") and Alliance Quasar Fund, Inc. ("Quasar"):

    Notice is hereby given that a Joint Special Meeting of Stockholders (the "Meeting") of Premier Growth, Balanced Shares and Quasar, each a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 12, 2000 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated October [__], 2000:

    1. To elect eight Directors of each Fund, each such Director to hold office until his or her successor is duly elected and qualified;

    2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Premier Growth and Balanced Shares and Ernst & Young LLP as independent auditors of Quasar for each Fund's respective fiscal year ending in 2000;

    3. To approve an amendment of each Fund's fundamental policy to permit each Fund to engage in securities lending to the extent permitted by the Investment
         Company Act of 1940, as amended (the "1940 Act");

    4. To approve the amendment of certain of the Funds' fundamental policies, in each case consistent with the 1940 Act;

    5. To approve the removal or reclassification of certain of the Funds' fundamental policies as non-fundamental policies; and

    6. To transact such other business as may properly come before the Meeting.

    The Board of Directors of each Fund has fixed the close of business on September 15, 2000 as the record date for the determination of stockholders of the Funds entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.

    The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to vote by telephone or via the Internet as described on the enclosed proxy card.

    The Board of Directors of each Fund recommends approval of all the proposals.

                        By Order of the Boards of Directors,


                        Edmund P. Bergan, Jr.
                        Secretary

New York, New York
October [__], 2000

-----------------------------------------------------------------
                     YOUR VOTE IS IMPORTANT
    Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or through the Internet. To do so, please follow the instructions on the enclosed proxy card. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly or vote by telephone or through the Internet in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.
-----------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                         PROXY STATEMENT

               ALLIANCE PREMIER GROWTH FUND, INC.
                 ALLIANCE BALANCED SHARES, INC.
                   ALLIANCE QUASAR FUND, INC.

                   1345 Avenue of the Americas
                    New York, New York 10105

                        ----------------

              JOINT SPECIAL MEETING OF STOCKHOLDERS

                        December 12, 2000

                        ----------------

                          INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of Alliance Premier Growth Fund, Inc. ("Premier Growth"), Alliance Balanced Shares, Inc. ("Balanced Shares") and Alliance Quasar Fund, Inc. ("Quasar"), each a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at the Joint Special Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 12, 2000 at 11:00 a.m. Proxies will be solicited primarily by mail and may also be made by telephone. Solicitation costs will be borne by Alliance Capital Management L.P., the Funds' investment adviser ("Alliance").

    The Board of Directors of each Fund has fixed the close of business on September 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Funds as of the Record Date consisted of [_________] shares of common stock of Premier Growth, of [_________] shares of common stock of Balanced Shares and of [_________] shares of common stock of Quasar, representing four classes of shares for each Fund, each share being entitled to one vote. All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of eight directors of each Fund (Proposal One), for the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of Premier Growth and Balanced Shares and for Ernst & Young LLP as independent auditors of Quasar for each Fund's fiscal year ending in 2000 (Proposal Two), for approval of an amendment of each Fund's fundamental policy to permit the Funds to engage in securities lending to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") (Proposal Three), for the approval of the amendment of certain fundamental policies of the Funds, in each case consistent with the 1940 Act (Proposal Four), and for the approval of the removal or reclassification of certain of the Funds' fundamental policies as non-fundamental (Proposal Five). (These proposals are referred to individually as a "Proposal" and collectively as the "Proposals".) Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

    Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business. Those shares not being cast will have no effect, however, on the outcome of the Proposals. If any proposal, other than the Proposals, properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

    The Meeting is scheduled as a joint meeting of the respective stockholders of the Funds because the stockholders of all the Funds are to consider and vote on similar matters. Stockholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the stockholders of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the stockholders of the other Fund.

    A quorum for the Meeting will consist of the presence in person or by proxy of the holders of one-third of the shares entitled to vote at the Meeting for Premier Growth and Quasar and a majority of the shares entitled to vote at the Meeting for Balanced Shares. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by each Fund's Board of Directors on any Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by each Fund's Board of Directors on a Proposal will be voted against adjournment as to that Proposal.

    The Funds have engaged Shareholder Communications Corporation ("SCC"), 17 State Street, New York, New York 10004, to assist the Funds in soliciting proxies for the Meeting. SCC will receive a fee of $[________] for its services plus reimbursement of out-of-
pocket expenses.   The following table summarizes the Proposals
on which stockholders are being asked to vote and indicates which stockholders are eligible to vote on each proposal.

            BRIEF DESCRIPTION OF       STOCKHOLDERS WHO WILL
PROPOSAL          PROPOSAL             VOTE ON THE PROPOSAL

Proposal 1    To elect eight               Stockholders of all
              Directors of each            Funds voting
              Fund                         separately by Fund

Proposal 2    To ratify the                Stockholders of all
              selection of                 Funds voting
              PriceWaterhouse              separately by Fund
              Coopers LLP as
              independent accounts
              of Premier Shares
              and Ernst & Young
              LLP as independent
              auditors of Quasar

Proposal 3    To amend a                   Stockholders of all
              fundamental policy           Funds voting
              to permit securities         separately by Fund
              lending to the
              extent permitted by
              the 1940 Act

Proposal 4    To amend certain             Stockholders of all
              fundamental policies         Funds voting
                                           separately by Fund

Proposal 5    To approve the               Stockholders of all
              removal or                   Funds voting
              reclassification             separately by Fund
              of certain
              fundamental
              policies as non-
              fundamental

                          PROPOSAL ONE

                      ELECTION OF DIRECTORS
                           (All Funds)

    At the Meeting, eight Directors of each Fund are to be elected, each to serve until his or her successor is duly elected and qualifies. With respect to Premier Growth and Quasar, the affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. With respect to Balanced Shares, the affirmative vote of a majority of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named as proxies in the accompanying proxy to nominate and vote in favor of the election of each nominee referred to below.

    Messrs. John D. Carifa, David H. Dievler, John D. Dobkin, William J. Foulk, Jr., Clifford L. Michel and Donald J. Robinson, Ms. Ruth Block and Dr. James M. Hester were previously elected as Directors of each of the Funds by each Fund's respective stockholders. The foregoing individuals are standing for reelection at the Meeting. Each of the eight nominees has consented to serve as a Director of each respective Fund. The Boards of Directors know of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Boards of Directors may recommend.

    Certain information concerning the Funds' Directors is set forth below.

                                                Name of shares
                                                of each Fund's
                                                common stock
Name, age, positions and offices                beneficially
with the Funds, principal           Year first  owned directly
occupations during the past five    became a    or indirectly as
years and other Directorships       Director    of Sept. 15, 2000

*   John D. Carifa, Chairman of the  Premier       Premier
    Board, 55.  President, Chief     Growth-       Growth-
    Operating Officer and a          [_____]       [_____]
    Director of Alliance Capital     Balanced      Balanced

    Management Corporation, the      Shares-       Shares-
    general partner of Alliance      [_____]       [_____]
    ("ACMC"), which he has been      Quasar-       Quasar-
    associated with since prior to   [_____]       [_____]
    1995.

**+ Ruth Block, Director, 69.        Premier       Premier
    Formerly Executive Vice          Growth-       Growth-
    President and Chief Insurance    [_____]       [_____]
    Officer of The Equitable;        Balanced      Balanced
    Chairman and Chief Executive     Shares-       Shares-
    Officer of Evlico; a Director of [_____]       [_____]
    Avon, Tandem Financial Group and Quasar-       Quasar-
    Donaldson, Lufkin & Jenrette     [_____]       [_____]
    Securities Corporation.  She is
    currently a Director of Ecolab
    Incorporated (specialty
    chemicals) and BP Amoco
    Corporation (oil and gas).

**+ David H. Dievler, Director, 70.  Premier       Premier
    Independent Consultant.  Until   Growth-       Growth-
    December 1994 he was Senior Vice [_____]       [_____]
    President of ACMC responsible    Balanced      Balanced
    for mutual fund administration.  Shares-       Shares-
    Prior to joining ACMC in 1984 he [_____]       [_____]
    was Chief Financial Officer of   Quasar        Quasar
    Eberstadt Asset Management since [_____]       [_____]
    1968.  Prior to that he was a
    Senior Manager at Price
    Waterhouse & Co.  Member of
    American Institute of Certified
    Public Accountants since 1953.

**+ John H. Dobkin, Director, 58.    Premier       Premier
    President of Historic Hudson     Growth-       Growth-
    Valley (historic preservation)   [_____]       [_____]
    since prior to 1995.             Balanced      Balanced
    Previously, he was Director of   Shares-       Shares-
    National Academy of Design.      [_____]       [_____]
    During 1988-92, he was a         Quasar-       Quasar-
    Director and Chairman of the     [_____]       [_____]
    Audit Committee of ACMC.

**+ William H. Foulk, Jr., Director, Premier       Premier
    68.  Investment Adviser and      Growth-       Growth-
    Independent Consultant.  He was  [_____]       [_____]
    formerly Senior Manager of       Balanced      Balanced
    Barrett Associates, Inc., a      Shares-       Shares-
    registered investment adviser,   [_____]       [_____]
    with which he had been           Quasar-       Quasar-
    associated since prior to 1995.  [_____]       [_____]
    He was formerly Deputy
    Comptroller of the State of New
    York and, prior thereto, Chief
    Investment Officer of the New
    York Bank for Savings.

**+ Dr. James M. Hester, Director,   Premier       Premier
    76.  President of The Harry      Growth-       Growth-
    Frank Guggenheim Foundation,     [_____]       [_____]
    with which he has been           Balanced      Balanced
    associated since prior to 1995.  Shares-       Shares-
    He was formerly President of New [_____]       [_____]
    York University and The New York Quasar-       Quasar-
    Botanical Garden, Rector of The  [_____]       [_____]
    United Nations University and
    Vice Chairman of the Board of
    the Federal Reserve Bank of New
    York.

**+ Clifford L. Michel, Director,    Premier       Premier
    61.  Member of the law firm of   Growth-       Growth-
    Cahill Gordon & Reindel, with    [_____]       [_____]
    which he has been associated     Balanced      Balanced
    since prior to 1995.  He is      Shares-       Shares-
    President and Chief Executive    [_____]       [_____]
    Officer of Wenonah Development   Quasar-       Quasar-
    Company (investments) and a      [_____]       [_____]
    Director of Placer Dome, Inc.
    (mining).

**+ Donald J. Robinson, Director,    Premier       Premier
    66.  Senior Counsel of the law   Growth-       Growth-
    firm of Orrick, Herrington &     [_____]       [_____]
    Sutcliffe LLP since January      Balanced      Balanced
    1995.  He was formerly a senior  Shares-       Shares-
    partner and a member of the      [_____]       [_____]
    Executive Committee of that      Quasar-       Quasar-
    firm.  He was also a member of   [_____]       [_____]
    the Municipal Securities
    Rulemaking Board and Trustee of
    the Museum of the City of New
    York.
_________________________
*   "Interested person," as defined in the 1940 Act, of the Funds because of an affiliation with each of the Funds' investment adviser, Alliance Capital Management L.P.
**  Member of the Audit Committees.
+   Member of the Nominating Committees.

    It is the policy of the Boards of Directors of all registered investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") that each Director will invest specified minimum amounts and (in most cases) an overall total of at least $150,000 in shares of investment companies within the Alliance Fund Complex. As of the Record Date, the Directors and officers of each Fund as a group owned less than 1% of the shares of each Fund.

    During their respective fiscal years ended in 1999, the Board of Directors of Premier Growth met [____] times, Balanced Shares met [____] times and Quasar met [____] times. The Audit Committee of each Fund meets during the fiscal year for the purposes described below in Proposal Two. The Audit Committees of Premier Growth, Balanced Shares and Quasar met twice during each Fund's most recently completed respective fiscal year. The Nominating Committee of each Fund did not meet during each Fund's respective fiscal year. Both the Audit Committees and the Nominating Committees are standing committees of the Boards. The Nominating Committees consider individuals for nomination to fill vacancies on the Boards of Directors. The Nominating Committees do not currently consider for nomination candidates proposed by stockholders.

    A Fund does not pay any fees to, or reimburse expenses of, any Director during a time in which such Director is considered an "interested person" of the Fund. The aggregate compensation paid by each Fund to each of its Directors during its respective fiscal year ended in 1999, the aggregate compensation paid to each of the Directors during calendar year 1999 by all of the investment companies in the Alliance Fund Complex and the total number of investment companies and investment portfolios within the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Funds nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                Total Number
                                                 Total Number   of Investment
                                                 of Investment  Portfolios
                                  Total          Companies in   within the
                                  Compensation   the Alliance   Alliance Fund
                     Aggregate    from the       Fund Complex,  Complex,
                     Compensation Alliance Fund  Including the  including the
                     From each    Complex,       Funds, as to   Funds ,as to
                     Fund during  including the  which the      which the
                     its Fiscal   Funds, during  Director is a  Director is a
Name of Director     Year Ended   the 1999       Director or a  Director or
of the Funds         in 1999      Calendar Year  Trustee        Trustee

John D. Carifa        $0             $0                 50           103

Ruth Block            $3,617         $154,263           38            80
                      Premier Growth
                      3,467
                      Balanced
                      Shares
                      $3,480
                      Quasar

David H. Dievler      $3,735         $210,188           45            87
                      Premier Growth
                      $3,584
                      Balanced
                      Shares
                      $3,560
                      Quasar

John H. Dobkin        $3,737         $206,488           42            84
                      Premier Growth
                      $3,586
                      Balanced
                      Shares
                      $3,599
                      Quasar

William H. Foulk, Jr. $3,738         $246,413           45            98
                      PremierGrowth
                      $4,087
                      Balanced
                      Shares
                      $3,601
                      Quasar

Dr. James M. Hester   $3,740         $164,138           39            81
                      Premier Growth
                      $4,089
                      Balanced
                      Shares
                      $3,603
                      Quasar

Clifford L. Michel    $3,740         $183,388           39            83
                      Premier Growth
                      $3,589
                      Balanced
                      Shares
                      $3,603
                      Quasar

Donald J. Robinson    $2,984         $140,813           41            92
                      Premier Growth
                      $2,833
                      Balanced
                      Shares
                      $2,847
                      Quasar

         The Boards of Directors recommend that the stockholders of each Fund vote "FOR" the election of each of the foregoing nominees to serve as Directors of their Fund.

                          PROPOSAL TWO

                  RATIFICATION OF SELECTION OF
        INDEPENDENT ACCOUNTANTS AND INDEPENDENT AUDITORS
                           (All Funds)

         The Boards of Directors, including a majority of the Directors who are not "interested persons" of the Funds, as defined in the 1940 Act, at a meeting held on [_______], 2000, selected PricewaterhouseCoopers LLP, independent accountants to audit the accounts of Premier Growth for its fiscal year ending November 30, 2000 and of Balanced Shares for its fiscal year ending July 31, 2000 and selected Ernst & Young LLP as independent auditors of Quasar for the Fund's fiscal year ending September 30, 2000. PricewaterhouseCoopers LLP does not have any direct financial interest or any material indirect financial interest in Premier Growth or Balanced Shares. Ernst & Young LLP does not have any direct financial interest or any material indirect financial interest in Quasar. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Premier Growth and Balanced Shares and to ratify the selection of Ernst & Young LLP as independent auditors of Quasar.

         Representatives of PricewaterhouseCoopers LLP and Ernst & Young LLP are expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from stockholders. The Audit Committee of the Board of Directors of each Fund meets with representatives of PricewaterhouseCoopers LLP and Ernst & Young LLP to discuss the scope of their engagement and to review the financial statements of the Funds and the results of their examination thereof.

         The Boards of Directors of Premier Growth and Balanced Shares recommend that the stockholders vote "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of their Fund. The Board of Directors of Quasar recommends that the stockholders vote "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund.

                         PROPOSAL THREE

                     APPROVAL OF A PROPOSAL
                  TO AMEND A FUNDAMENTAL POLICY
           TO PERMIT SECURITIES LENDING TO THE EXTENT
                    PERMITTED BY THE 1940 ACT
                           (All Funds)

         The fundamental policies of each of the Funds currently do not permit lending. Under their current policies, the Funds generally may not make loans with certain exceptions for the purchase of debt obligations. At its September 7, 2000 Special Meeting, Alliance informed the Directors that it was developing, for the Director's consideration, proposed securities lending arrangements for many Alliance Mutual Funds, including the Funds. Alliance noted that the proposed arrangements would enable each participating fund to earn incremental investment income through the lending of a portion of the Fund's portfolio securities on terms designed to avoid any impingement of the Fund's ongoing investment process. Alliance stated that in anticipation of these recommendations, it was recommending the revision of the Funds' fundamental investment restrictions generally prohibiting the Funds from engaging in securities lending. At the September 7, 2000 Special Meeting, the Boards of Directors of the Funds approved Alliance's recommendation that these fundamental policies be revised to permit the Funds to engage in securities lending to the extent permitted by the 1940 Act. The Boards further resolved to recommend this change to each Fund's stockholders for their approval. The current and proposed policies are set forth in Exhibit A.

         In recommending this change, Alliance informed the Boards that this absolute prohibition was not required by the 1940 Act. Alliance noted that this restriction was required by state "blue sky" laws that were nullified by the federal preemption of state regulation of mutual fund prospectuses passed by Congress in 1996. Alliance noted that in order to ensure that each Fund can continue to compete with newer funds created after federal preemption that are not so constrained as well as older funds that changed their lending policies to permit securities lending, it was recommending that these fundamental policies be revised so as to provide the Funds with essentially the same investment flexibility to engage in securities lending as is possessed by the majority of the Alliance Mutual Funds, which are permitted to engage in securities lending to the extent permitted by the 1940 Act. The proposed fundamental investment policy would provide each Fund with the same investment flexibility to engage in securities lending as the majority of the Alliance Mutual Funds, which are permitted to engage in securities lending to the extent permitted by the 1940 Act.

         If the proposal is approved by the stockholders of each Fund, each Fund would, as currently permitted, be able to lend portfolio securities up to a maximum in value of 33 1/3% of its total assets (including collateral for any security loaned). A Fund would lend securities only on a fully collateralized basis and only to borrowers deemed by Alliance to be of sound financial standing. While any such loan is outstanding, it would be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, equal at all times to at least 100% of the current market value of the loaned securities plus, if applicable, accrued interest. All such loans could be terminated at any time by either the Fund (entitling the Fund to the return of the loaned securities at the end of the customary settlement period for the type of securities loaned) or the borrower. It is currently expected that the transactions would be structured so that a Fund would retain rights of ownership of the loaned securities, including rights to dividends, interest or other distributions on the loaned securities. Voting rights would pass with the lending, although a Fund would be able to call loans to vote proxies if desired.

         Approval of this Proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined by the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of each Fund present or represented at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such Fund ("1940 Act Majority"). If the stockholders of a Fund do not approve the amendment to the Fund's fundamental policy to permit lending to the extent permitted by the 1940 Act, that Fund's policy will remain unchanged.

         The Board of Directors of each Fund recommends that the stockholders of each of the Funds vote "FOR" the approval of Proposal Three.

                          PROPOSAL FOUR

   APPROVAL OF PROPOSALS TO AMEND CERTAIN FUNDAMENTAL POLICIES
                        (PROPOSALS 4A-4C)

         The primary purpose of Proposals 4A through 4C is to amend certain fundamental investment restrictions of Premier Growth, Balanced Shares and Quasar. As discussed below, some of these restrictions have their origin in old "blue sky" undertakings, which were nullified by Congress in 1996. These restrictions could conceivably serve as an impediment to a Fund's investment process. If approved by the Funds' stockholders, the amended fundamental policies could not be changed without a further stockholder vote. If a proposed restriction is not approved by a particular Fund, the current investment restriction will remain in place as a fundamental restriction and stockholder approval (with its attendant costs and delays) will continue to be required prior to any change in the investment restriction.

         The discussions below describe each proposal and the reasons for each recommendation. Please refer to Exhibit B following this discussion to compare your Fund's current policies to the proposed policies. The Boards of Directors of the Funds recommend that stockholders approve the proposal.

PROPOSAL 4A   APPROVAL OF A PROPOSAL TO AMEND A FUNDAMENTAL
              POLICY  RELATING TO PORTFOLIO DIVERSIFICATION TO
              PERMIT THE FUNDS TO FULLY USE THE INVESTMENT
              LATITUDE FOR DIVERSIFIED FUNDS ESTABLISHED BY THE
              1940 ACT
              (All Funds)

         Although each Fund is a "diversified" investment company under the 1940 Act, these Funds have a fundamental policy that is more restrictive than that required of a diversified investment company. To be "diversified" under the 1940 Act, an investment company must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (the "5% limit") or acquire more than 10% of the outstanding voting securities of any one issuer (the "10% limit"). Up to 25% of its total assets (the "25% basket") may be invested without regard to these restrictions (i.e., up to 25% in one or more issuers).

         Under the current fundamental policies of Premier Growth and Quasar, the 10% limit applies to 100% of its total assets , rather than 75% that is permitted under the 1940 Act. For
Balanced Shares, the 5% and 10% limits apply to 100% of its total assets, not to 75% of its total assets as is permitted.

         At its September 7, 2000 Special Meeting, the Boards of Directors approved Alliance's recommendation that this fundamental policy be revised to permit these Funds to invest in accordance with the limits contained in the 1940 Act for diversified investment companies. In making its recommendation, Alliance noted that these changes would enable the Funds to remain competitive with newer funds that are not subject to these restrictions and would allow each Fund the flexibility to take larger positions within its non-diversified 25% basket when Alliance deems appropriate. Alliance stated that it believed that the adoption of this change would not materially affect the operation of the Funds, although it was expected that the Funds would avail themselves of the occasional opportunities presented by the non-diversified 25% basket. The returns of a fund that may invest 25% of its total assets in a single issuer may be more dependent on a single stock and may be more volatile than those of a fund that is subject to a lower limit on such investments. The current fundamental policies and proposed revised fundamental policies are set forth in Exhibit B to this Proxy Statement.

PROPOSAL 4B   APPROVAL OF A PROPOSAL TO AMEND A FUNDAMENTAL
              INVESTMENT POLICY RELATING TO INVESTMENTS IN NON-
              U.S. COMPANIES
              (Premier Growth)

         Premier Growth currently has a fundamental policy to invest at least 85% of its total assets in equity securities of "U. S. Companies". A "U.S. Company" is defined as a company that
(i) is organized under United States law, (ii) has its principal office in the United States, and (iii) issues equity securities that are traded principally in the United States. At a meeting on September 26, 2000, the Board of Directors of the Fund approved Alliance's recommendation to (i) reduce the 85% limitation to 80%, (ii) remove the definition of "U.S. Company", and in lieu of defining U.S. Company, adopt a new definition of "Non-U.S. Company" for the purposes of the policy. The Board further resolved to recommend these changes to the Fund's stockholders for their approval.

         In recommending these changes, Alliance advised the Board that in recent years many companies had become more global in nature, expanding their business and markets outside the United States. At the same time, many of these companies continue to have a very significant business presence in the United States and continue to issue securities that trade predominately in the United States. Alliance advised the Board that in order to enable the Fund to continue to invest in the same companies as it has in the past, the definition of '"U.S. Company" should be removed and, instead, Alliance proposed that the Directors adopt a new definition of "Non-U.S. Company" to be applicable to the Fund. One of the main goals of the proposed definition is to address the situation of an issuer, which has in the past been considered to be a U.S. Company, but which reorganizes outside the U.S. or moves its principal place of business outside the U.S. and continues to issue securities that trade predominately in the United States. Under this new definition, a "Non-U.S. Company" would be a company that (i) is organized outside the United States, (ii) has a principal place of business outside the United States, and (iii) issues securities that are traded principally on a stock exchange in a foreign country. Companies that did not fall within the definition of "Non-U.S. Company" would be considered to be U.S. companies for purposes of the Fund's fundamental policy.
Alliance advised the Directors that, as a result of these proposals, if approved, a company that was either organized or had a principal place of business outside the United States, but which issued securities principally traded in the United States, would be considered to be a U.S. company.

         In addition, Alliance advised the Board that it was recommending that the current fundamental requirement that the Fund invest at least 85% of its total assets in U.S. Companies be reduced to 80% to allow the Fund additional flexibility in managing the Fund's portfolio. Alliance informed the Directors it was recommending this additional change because there are some companies in which the Fund has invested in the past that will be considered to be "Non-U.S. Companies" even under the proposed revised definition. This increased latitude will allow the Fund to continue to invest in the same companies as it has in the past. Alliance advised the Board that it did not expect that this change would significantly affect the management of the Fund.

PROPOSAL 4C   APPROVAL OF A PROPOSAL TO AMEND A FUNDAMENTAL
              POLICY TO PERMIT THE FUNDS TO PURCHASE AND SELL
              FINANCIAL FORWARD AND FUTURES CONTRACTS AND OPTIONS
              THEREON
              (Quasar and Balanced Shares)

         At their September 7, 2000, Special Meeting, the Boards of Directors of Quasar and Balanced Shares considered and approved Alliance's recommendation that each of the Fund's fundamental policies be amended to permit the use of stock index futures and options thereon for hedging purposes.

         In making its recommendation, Alliance noted that each Fund since inception has had a fundamental policy against investment in commodities or commodity contracts. Alliance noted that this policy was typical of a time when financial commodities, financial forward and futures contracts, and options thereon, had yet to attain their later significance as investment tools. As a result of this restriction, Alliance noted, index futures are currently unavailable to each of the Funds.

         In making this recommendation, Alliance stated its belief that, as the use of these instruments has become more prevalent in the marketplace, each Fund's inability to use, at least for hedging purposes, financial commodities including stock index futures and options thereon places the Fund at a competitive disadvantage. As a result, Alliance's considered it in the best interests of each Fund and its respective stockholders to obtain stockholder action appropriately amending the investment policies and installing more permissive non-fundamental investment policies. The current fundamental policies and the proposed fundamental and non-fundamental policies are set forth in Exhibit B to this Proxy Statement.

         The proposed non-fundamental investment policies would provide that each Fund may utilize financial forward and futures contracts and options thereon only for hedging purposes. In addition, each Fund would not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of each Fund and the futures contracts subject to outstanding options written by a Fund would exceed 50% of its total assets. Each Fund would not purchase or sell a stock index futures contract if immediately thereafter more than 30% of its total assets would be hedged with stock index futures. Finally, each Fund would not purchase or sell a stock index future contract if, immediately thereafter, the sum of the amount of margin deposits on such Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets. In connection with its purchase of stock index futures contracts, each Fund would deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker.

         Based upon Alliance's presentation, the Board of Directors concluded that the proposed amendment to each Fund's fundamental investment policies to permit the use of financial forward and futures contracts and the adoption of the non-fundamental investment policies would be in the best interests of each Fund and its respective stockholders. The Board further resolved to recommend this change to the Funds' stockholders for their approval. Adoption of this change is not expected to materially change the operation of the Funds.

         Approval of Proposal 4 requires the affirmative vote of the holders of a 1940 Act Majority. If the stockholders of a Fund do not approve the amendment of the Fund's fundamental policies, that Fund's policies will remain the same.

The Boards of Directors of Premier Growth, Balanced Shares and
Quasar recommend that the stockholders of each of the Funds vote
"FOR" the approval of Proposal 4.

                          PROPOSAL FIVE

                     APPROVAL OF PROPOSALS
                TO REMOVE OR RECLASSIFY CERTAIN
               OF THE FUNDS' FUNDAMENTAL POLICIES
                   AS NON-FUNDAMENTAL POLICIES
                        (PROPOSALS 5A-5B)

         The primary purpose of Proposals 5A and 5B is to remove a fundamental policy of Quasar with respect to its investment in unseasoned issuers and to reclassify the fundamental policies of Premier Growth, Balanced Shares and Quasar with respect to their investment in illiquid securities as non-fundamental policies.

         The discussions below are a general overview of the Fund's current policies. Please refer to Exhibit C following this discussion to compare your Fund's current policies to the proposed policies. The Boards of Directors of the Funds recommend that stockholders approve the proposal.

PROPOSAL 5A   APPROVAL OF A PROPOSAL TO REMOVE A FUNDAMENTAL
              POLICY THAT RESTRICTS INVESTMENTS IN UNSEASONED
              ISSUERS
              (Quasar)

         Quasar currently has a fundamental policy providing that the Fund shall not invest more than 5% of its total assets in securities of companies (including predecessors) that have a record of less than three years of continuous operation (often called "unseasoned issuers"). The Board of Directors of Quasar is recommending the removal of the policy.

         The Fund adopted the "unseasoned issuer" restriction in response to state "blue sky" requirements in connection with the registration of shares of the Fund for sale. As discussed above, all state securities laws and regulations regarding fundamental investment restrictions have been preempted by federal law and no longer apply. Alliance discussed with the Board of Directors that it recognizes that the investment in securities of companies with less than three years of continuous operating history might not be appropriate for funds investing in companies with larger capitalizations. However, for funds that invest in securities of smaller capitalization companies, like Quasar, Alliance does not believe that a blanket prohibition against these types of investments is in the best interest of the Fund or its stockholders. Alliance stated that the Fund may from time to time, consistent with its investment strategies, encounter investment opportunities from these types of issuers in which the Fund may desire the flexibility to invest. Based on Alliance's recommendation, the Board of Directors of the Fund therefore recommends that stockholders approve the removal of this investment restriction.

PROPOSAL 5B   APPROVAL OF A PROPOSAL TO RECLASSIFY THE
              FUNDAMENTAL POLICY REGARDING INVESTMENTS IN
              ILLIQUID SECURITIES AS NON-FUNDAMENTAL AND TO
              REVISE THE POLICY
              (All Funds)

         Each of Premier Growth, Balanced Shares and Quasar currently has a fundamental policy applicable to investment in illiquid securities and, with respect to Premier Growth and Quasar, this fundamental policy is more restrictive than that currently required by the Securities and Exchange Commission ("SEC"). Under the SEC's standards, non-money market mutual funds must limit their holdings in illiquid securities to 15% of their net assets. This SEC position is not required to be a fundamental policy. For the purpose of the 15% limitation, a security generally would be considered illiquid if it could not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by a fund. Generally, Rule 144A securities that are determined by a Fund's Board of Directors to be liquid are not considered to be "illiquid" for purposes of these tests.

         Premier Growth and Quasar currently each have a fundamental policy limiting the Fund's investments in illiquid securities to 10% of its net assets. With respect to Quasar, this policy applies to all restricted securities, including
Rule 144A securities. Because Rule 144A securities are "restricted", the Quasar fundamental policy does not permit the Fund to consider Rule 144A securities as liquid and not subject to the restrictions or investments in illiquid securities even if the Board of Directors determines them to be liquid.

         Balanced Shares has an investment restriction that is in conformity with the current SEC guidelines, but it is a fundamental restriction, which can only be changed by stockholder vote. These more restrictive investment limitations grow out of old state "blue sky" provisions, which, as discussed above, no longer apply to funds. Premier Growth's and Quasar's policy is more restrictive than the SEC's current position and each Fund's policy is fundamental and cannot be changed without stockholder approval. The Boards of Directors recommend revising Premier Growth's and Quasar's policy to conform with SEC guidelines and reclassifying all three Funds' fundamental policy regarding investments in illiquid securities to a non-fundamental policy. Each Fund's current fundamental policy and the proposed non-fundamental policy regarding investments in illiquid securities is set forth in Exhibit C to this Proxy Statement.

         The SEC has from time to time changed the percentage limitation applicable to a fund's investment in illiquid securities. For example, prior to 1993, the percentage limit on a fund's investment in illiquid securities was 10%. The proposed non-fundamental policy of each Fund would enable the Fund to respond to any future change in the SEC's guidelines, without the expense and delay of a stockholder vote. Because Premier Growth and Quasar have never approached a 10% investment in illiquid or restricted securities, the Board of Directors of each Fund does not anticipate that the proposed change will have a material impact on the operation of the Funds.

         Approval of Proposal 5 requires the affirmative vote of the holders of a 1940 Act Majority. If the stockholders of a Fund do not approve the Proposal, that Fund will continue to be subject to these fundamental policies.

         The Board of Directors of Premier Growth, Balanced
Shares and Quasar recommend that the stockholders of the Funds vote "FOR" the approval of Proposal 5.

                           HOW TO VOTE

         You may vote your shares by mail by signing and returning the enclosed proxy card, by telephone, or over the Internet.

         Voting by Mail or in Person. If you wish to participate at the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can complete, sign and mail the enclosed proxy card or attend the Meeting in person.

         Internet and Telephone Voting. You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions provided with your proxy card.

        INFORMATION AS TO EACH FUND'S PRINCIPAL OFFICERS

         The principal officers of the Funds and their principal occupations during the past five years are as follows:

         JOHN D. CARIFA, Chairman of each Fund and President of
Premier Growth and Balanced Shares (see page [__] for biographical information).

         ALDEN M. STEWART, President of Quasar, 54, is an
Executive Vice President of Alliance Capital Management
Corporation ("ACMC"), with which he has been associated since prior to 1995.

         BRUCE W. CALVERT, Executive Vice President of Balanced
Shares, 53, is the Vice Chairman and Chief Executive Officer and a Director of ACMC, with which he has been associated since prior to 1995.

         ALFRED HARRISON, Executive Vice President of Premier
Growth, 62, is Vice Chairman and a Director of ACMC, with which he has been associated since prior to 1995.

         KATHLEEN A. CORBET, Senior Vice President of each Fund,
40, is an Executive Vice President of ACMC, with which she has been associated since prior to 1995.

         RANDALL E. HAASE, Senior Vice President of Quasar, 36, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

         PAUL C. RISSMAN, Senior Vice President of Balanced
Shares, 43, is an Executive Vice President of ACMC, with which he has been associated since prior to 1995.

         THOMAS J. BARDONG, Vice President of each Fund, 55, is a
Senior Vice President of ACMC, with which he has been associated since prior to 1995.

         MATTHEW D.W. BLOOM, Vice President of Balanced Shares,
43, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

         CORINNE MOLOF-HILL, Vice President of Balanced Shares,
35, is a Senior Vice President of ACMC, with which she has been associated since prior to 1995.

         DANIEL NORDBY, Vice President of Premier Growth, 55, is a Senior Vice President of ACMC, with which he has been associated since 1995. Prior thereto, he was in private practice as a consulting psychologist since prior to 1995.

         EDMUND P. BERGAN, JR., Secretary of each Fund, 50, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1995.

         ANDREW L. GANGOLF, Assistant Secretary of each Fund, 46, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995.

         DOMENICK PUGLIESE, Assistant Secretary of each Fund, 39, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995. Prior thereto, he was a Vice President and Counsel of Concord Holding Corporation since prior to 1995.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer of each Fund, 49, is a Senior Vice President of AFS, with which he has been associated since prior to 1995.

         VINCENT S. NOTO, Controller of each Fund, 35, is a Vice
President of AFS, with which he has been associated since prior to 1995.

         The address of Messrs. Carifa, Stewart, Calvert, Harrison, Haase, Rissman, Bardong, Bloom, Nordby, Bergan, Gangolf and Pugliese and Ms. Corbet and Ms. Molof-Hill is c/o Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Gersten and Noto is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

         All of the officers of the Funds are employees of Alliance and officers of ACMC, the general partner of Alliance, or a wholly-owned subsidiary of Alliance. As of the Record Date, no officer or Director of the Funds owned more than 1% of the outstanding equity securities of Alliance.

                         STOCK OWNERSHIP

         According to information filed with the Commission, the following persons were the beneficial owners of more than 5% of a Fund's outstanding common stock as of the Record Date.

                                                     Percent of
                                                     Common Stock
                                                     Based on
                                  Amount of          Shares
                                  Beneficial         Outstanding
Name and Address of               Ownership,         as of the
Beneficial Owner                  Fund and Class     Record Date

[Trust for Profit Sharing
For Alliance Capital Employees
1345 Avenue of the Americas
New York, NY 10105]               [______________]
                                  (Balanced Shares-
                                  Advisor Class)         [___%]

[Merrill Lynch
Mutual Fund Administration
(97LS2)
4800 Deer Lake Dr East, 2nd
Floor
Jacksonville, FL 32246-6484]      [______________]
                                  (Quasar-Advisor
                                  Class)                 [___%]

                     REPORTS TO STOCKHOLDERS

         A Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Reid Conway at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                             By Order of the Board of
                              Directors,



                             Edmund P. Bergan, Jr.
                             Secretary

New York, New York
October [__], 2000

               Alliance Premier Growth Fund, Inc.
                 Alliance Balanced Shares, Inc.
                   Alliance Quasar Fund, Inc.


                             (LOGO)


                Alliance Capital Management L.P.


                   NOTICE OF SPECIAL MEETING
                   OF STOCKHOLDERS AND
                   PROXY STATEMENT

                   December 12, 2000

                                                        EXHIBIT A

            CURRENT AND PROPOSED FUNDAMENTAL POLICIES
                         PROPOSAL THREE

Securities Lending Policies

Fund                    Current Policy               Proposed Policy

Alliance Premier   1.  The Fund may not         1.  The Fund may not make
Growth Fund, Inc.      make loans except            loans to other persons,
                       through purchase             except that the Fund
                       of debt obligations          may lend its portfolio
                       in accordance with           securities in accordance
                       its investment with          applicable law.
                       objective and policies.      The acquisition of
                                                    investment securities
                                                    or other investment
                                                    instruments shall not
                                                    be deemed the making
                                                    of a loan.

                   2.  The Fund may not borrow  2.  The Fund may not issue
                       money or issue senior        senior securities
                       securities except for        (except to the extent
                       temporary or emergency       that securities lending
                       purposes in an amount        may be considered
                       not exceeding 5% of          senior securities) or
                       the value of its total       borrow money, except
                       assets at the time the       for temporary or
                       borrowing is made.           emergency purposes in
                                                    an amount not exceeding
                                                    5% of the value of
                                                    its total assets at
                                                    the time the borrowing
                                                    is made.

Alliance
Balanced Shares,
Inc.               1.  The Fund may not make    1.  The Fund may not
                       loans to other persons       make loans to other
                       except certain call          persons, except that
                       loans upon collateral        the Fund may lend its
                       security (the Fund does      portfolio securities
                       not intend to make such      in accordance with
                       loans; the acquisition        applicable law.  The
                       of publicly distributed      acquisition of
                       bonds, debentures and        investment securities
                       other debt securities        or other investment
                       is not considered a loan).   instruments shall not
                                                    be deemed the making
                                                    of a loan.

                   2.  The Fund may not issue   2.  The Fund may not issue
                       any securities senior        senior securities
                       to the capital stock         (except to the extent
                       offered hereby.              that securities
                                                    lending may be
                                                    considered senior
                                                    securities) or borrow
                                                    money, except for
                                                    temporary or emergency
                                                    purposes in an amount
                                                    not exceeding 5% of
                                                    the value of its total
                                                    assets at the time the
                                                    borrowing is made.

Alliance Quasar    1.  The Fund may not make    1.  The Fund may not make
Fund, Inc.             loans of its funds           loans to other persons,
                       or assets to any             except that the Fund
                       other person, which          may lend its portfolio
                       shall not include            securities in
                       the purchase of a            accordance with
                       portion of an issue          applicable law.
                       of publicly distri-          The acquisition of
                       buted bonds,                 investment securities
                       debentures, or               or other investment
                       other securities,            instruments shall not
                       whether or not the           be deemed the making
                       purchase was made            of a loan.
                       upon the original
                       issuance of the
                       securities; except
                       that the Fund may
                       not purchase non-
                       publicly distributed
                       securities subject
                       to the limitations
                       applicable to
                       restricted securities.

                   2.  The Fund may not borrow  2.  The Fund may not
                       money except for             issue senior
                       temporary or emergency       securities
                       purposes in an amount        (except to the
                       not exceeding 5% of its      extent that
                       total assets at the          securities lending
                       time the borrowing           may be considered
                       is made.                     senior securities)
                                                    or borrow money,
                                                    except for temporary
                                                    or emergency purposes
                                                    in an amount not
                                                    exceeding 5% of its
                                                    total assets at the
                                                    time the borrowing
                                                    is made.

                                                        EXHIBIT B

            CURRENT AND PROPOSED FUNDAMENTAL POLICIES
                          PROPOSAL FOUR

DIVERSIFICATION POLICIES (PROPOSAL 4A)

Fund                    Current Policy               Proposed Policy

Alliance Premier
Growth Fund, Inc.      The Fund may not         It is a fundamental
                       purchase more than       policy of the Fund
                       10% of the out-          that the Fund is
                       standing voting          required with
                       securities of any        respect to 75% of
                       one issuer.              its assets (i) to
                                                have no more than
                                                5% of its assets
                                                invested in any
                                                one issuer and
                                                (ii) to own not
                                                more than 10% of
                                                the outstanding
                                                voting securities
                                                of any one issuer.


Alliance Quasar
Fund, Inc.             The Fund will not        No proposed policy.
                       invest more than
                       10% of its total
                       assets in the
                       securities of any
                       one issuer.

Alliance Balanced
Shares, Inc.           The Fund may not:        It is a fundamental
                                                policy of the Fund
                       (1) Invest more than     that the Fund is
                           5% of its total      required with
                           assets in            respect to 75% of
                           securities of        its assets (i) to
                           any one issuer,      have no more than
                           except U.S.          5% of its assets
                           Government           invested in any
                           securities           one issuer and
                                                (ii) to own not
                                                10% more than 10% of
                                                the outstanding
                                                voting securities
                                                of any one issuer.

                       (2) Own more than
                           of the outstanding
                           voting securities
                           of any one issuer.

NON-U.S. COMPANY POLICY (PROPOSAL 4B)

Fund                    Current Policy               Proposed Policy

Alliance Premier
Growth Fund, Inc.      The Fund normally        The Fund invests at
                       invests at least         least 80% of its
                       85% of its total         total assets in
                       assets in equity         equity securities
                       securities of            of U.S. Companies.
                       U.S. Companies.          A "Non-U.S. Company"
                       A "U.S. Company"         is a company that
                       is defined as a          (i) is organized
                       company that (i)         outside the United
                       is organized             States, (ii) has a
                       under United             principal place of
                       States law,              business outside the
                       (ii) has its             United States, and
                       principal office         (iii) issues securities
                       in the United            that are traded
                       States, and              principally on a
                       (iii) issues             stock exchange in
                       equity securities        a foreign country.
                       that are traded
                       principally in
                       the United States.

COMMODITIES POLICIES (PROPOSAL 4C)

Fund                    Current Fundamental          Proposed Policies
                        Policy

Alliance Balanced
Shares, Inc.           The Fund may not         Fundamental
                       purchase or sell         It is a fundamental
                       commodities or           policy of the Fund
                       commodity contracts.     not to purchase or
                                                sell commodities or
                                                commodity contracts,
                                                except financial
                                                forward and futures
                                                contracts and options
                                                on such contracts.

                                                Non-fundamental
                                                It is a non-fundamental
                                                policy of the Fund that:
                                                (i) the Fund utilize
                                                futures and options
                                                thereon only for
                                                hedging purposes,

                                                (ii) the Fund will not
                                                enter into any futures
                                                contracts or options on
                                                futures contracts if
                                                immediately thereafter
                                                the market values of
                                                the outstanding futures
                                                contracts of the Fund
                                                and the futures contracts
                                                subject to outstanding
                                                options written by the
                                                Fund would exceed 50%
                                                of its total assets,

                                                (iii) the Fund will
                                                not purchase or sell
                                                a stock index future
                                                if immediately there-
                                                after more than 30%
                                                of its total assets
                                                would be hedged by
                                                stock index futures, and

                                                (iv) the Fund will not
                                                purchase or sell a
                                                stock index future if,
                                                immediately thereafter,
                                                the sum of the amount
                                                of margin deposits on
                                                the Fund's existing
                                                futures positions would
                                                exceed 5% of the market
                                                value of the Fund's
                                                total assets.

Alliance Quasar
Fund, Inc.             The Fund may not         Fundamental
                       purchase or sell         It is a fundamental
                       commodities or           policy of the Fund
                       commodity contracts.     not to purchase or
                                                sell commodities or
                                                commodity contracts,
                                                except financial forward
                                                and futures contracts
                                                and options on such
                                                contracts.

                                                Non-fundamental
                                                It is a non-fundamental
                                                policy of the Fund that:

                                                (i) the Fund utilize
                                                futures and options
                                                thereon only for
                                                hedging purposes,

                                                (ii) the Fund will
                                                not enter into any
                                                futures contracts
                                                or options on
                                                futures contracts
                                                if immediately
                                                thereafter the
                                                market values of
                                                the outstanding
                                                futures contracts
                                                of the Fund and
                                                the futures
                                                contracts subject
                                                to outstanding
                                                options written
                                                by the Fund would
                                                exceed 50% of its
                                                total assets,

                                                (iii) the Fund will
                                                not purchase or sell
                                                a stock index future
                                                if immediately
                                                thereafter more
                                                than 30% of its
                                                total assets would
                                                be hedged by stock
                                                index futures, and

                                                (iv) the Fund will
                                                not purchase or sell
                                                a stock index future
                                                if, immediately
                                                thereafter, the sum
                                                of the amount of
                                                margin deposits on
                                                the Fund's existing
                                                futures positions
                                                would exceed 5% of
                                                the market value of
                                                the Fund's total assets.

                                                        EXHIBIT C

            CURRENT AND PROPOSED FUNDAMENTAL POLICIES
                          PROPOSAL FIVE

UNSEASONED ISSUERS POLICY (PROPOSAL 5A)

Fund                    Current Fundamental          Proposed Policy
                        Policy

Alliance Quasar
Fund, Inc.             The Fund will not            No policy.
                       invest more than
                       5% of its total
                       assets in
                       securities of
                       issuers that have
                       been in operation
                       for less than 3
                       years, including
                       the operations of
                       any predecessors.

ILLIQUID SECURITIES POLICIES (PROPOSAL 5B)

Fund                    Current Policy               Proposed Policy

Alliance Premier
Growth Fund, Inc.       The Fund will not            It is a non-
                        purchase illiquid            fundamental policy
                        securities if                of the Fund that
                        immediately after            the Fund may not
                        such purchase more           purchase any security
                        than 10% of the              or enter into a
                        Fund's net assets            repurchase agreement
                        taken at market              if, as a result,
                        value would be so            more than 15% of
                        invested.                    its net assets would
                                                     be invested in
                                                     repurchase agree-
                                                     ments not entitling
                                                     the holder to
                                                     payment of principal
                                                     and interest within
                                                     seven days and in
                                                     securities that are
                                                     illiquid by virtue
                                                     of legal or contrac-
                                                     tual restrictions
                                                     on resale or the
                                                     absence of a readily
                                                     available market;
                                                     however, this
                                                     restriction will not
                                                     apply to securities
                                                      sold pursuant to
                                                     Rule 144A under
                                                     the Securities Act
                                                     of 1933, so long
                                                     as such securities
                                                     meet liquidity
                                                     guidelines established
                                                     from time to time by
                                                     the Board of Directors.

Alliance Balanced
Shares, Inc.            The Fund will limit          It is a non-
                        its investments in           fundamental policy
                        illiquid securities          of the Fund that
                        together with restricted     the Fund may not
                        securities (except           purchase any
                        Rule 144A securities)        security or enter
                        to no more than 15%          into a repurchase
                        of the Fund's average        agreement if, as
                        net assets.                  a result, more
                                                     than 15% of its
                                                     net assets would
                                                     be invested in
                                                     repurchase agree-
                                                     ments not entitling
                                                     the holder to
                                                     payment of principal
                                                     and interest within
                                                     seven days and in
                                                     securities that are
                                                     illiquid by virtue
                                                     of legal or contractual
                                                     restrictions on
                                                     resale or the absence
                                                     of a readily available
                                                     market; however,
                                                     this restriction will
                                                     not apply to securities
                                                     sold pursuant to Rule
                                                     144A under the Securities
                                                     Act of 1933, so long as
                                                     such securities meet
                                                     liquidity guidelines
                                                     established from time
                                                     to time by the Board
                                                     of Directors.

Alliance Quasar
Fund, Inc.              (1) The Fund may not         It is a non-
                        invest more than 10%         fundamental policy
                        of its assets in             of the Fund that
                        restricted securities.       the Fund may not
                                                     purchase any
                        (2) The Fund will not        security or enter
                        invest more than 5%          into a repurchase
                        of its total assets          agreement if, as a
                        in any securities of         result, more than
                        issuers which are not        15% of its net
                        readily marketable.          assets would be
                                                     invested in repurchase
                                                     agreements not
                                                     entitling the holder
                                                     to payment of principal
                                                     and interest within
                                                     seven days and in
                                                     securities that are
                                                      illiquid by virtue
                                                     of legal or contractual
                                                     restrictions on resale
                                                     or the absence of a
                                                     readily available
                                                     market; however, this
                                                     restriction will not
                                                     apply to securities
                                                     sold pursuant to Rule
                                                     144A under the Securities
                                                     Act of 1933, so long as
                                                     such securities meet
                                                     liquidity guidelines
                                                     established from time
                                                     to time by the Board
                                                     of Directors.

Proxy                                                       Proxy

               ALLIANCE PREMIER GROWTH FUND, INC.
                 ALLIANCE BALANCED SHARES, INC.
                   ALLIANCE QUASAR FUND, INC.

Instructions to the stockholders of Alliance Premier Growth Fund, Inc. ("Premier Growth"), Alliance Balanced Shares, Inc. ("Balanced Shares") and Alliance Quasar Fund, Inc. ("Quasar" and together with Premier Growth and Balanced Shares, the "Funds") in connection with a Special Meeting of Stockholders to be held on December 12, 2000.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS

The undersigned hereby appoints each of Reid Conway and Carol H. Rappa, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Stockholders of the Funds to be held at 11:00 a.m., Eastern Time, on December 12, 2000 at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.


                        VOTE BY RETURNING THE SIGNED PROXY CARD
                             OR
                        VOTE VIA THE INTERNET:
                        https://vote.proxy-direct.com
                             OR
                        VOTE BY TELEPHONE BY CALLING TOLL-FREE:
                        1-800-597-7836

                        CONTROL NUMBER:


                        Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                             __________________________
                             Signature of Stockholder

                             _____________________________
                             Signature of joint owner, if any

                             ______________________________, 2000
                             Dated

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed below. If no direction is made as regards a particular proposal or other matter, the votes entitled to be cast by the undersigned will be cast "FOR" proposals one through five listed below, "FOR" any postponement or adjournment of the Special Meeting with respect to any proposal described in the proxy statement in the event that sufficient votes in favor of the position on such proposal recommended by the Boards of Directors are not timely received, and in the discretion of the Proxy holder(s) on any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

Please refer to the Proxy Statement for a discussion of each of the proposals.

                        PLEASE MARK VOTES AS IN THIS EXAMPLE:
                        [X]

                                            For All               For All
                                            Nominees  Withhold    Except
1.  Election of Directors.                    [_]       [_]        [_]

    01 John D. Carifa    05 William H. Foulk, Jr.
    02 Ruth Block        06 Dr. James M. Hester
    03 David H. Dievler  07 Clifford L. Michel
    04 John H. Dobkin    08 Donald J. Robinson

    If you do not wish your shares voted "For" any particular
    Nominee, mark the "For All Except" box and write the number(s) for the Nominee(s) on the line provided below.

    ________________________________________

Your Board of Directors urges you to vote "FOR" the election of all Nominees.

                                       For   Against    Abstain
                                       [_]    [_]         [_]
2.  Ratification of the selection
    of PricewaterhouseCoopers LLP
    as independent accountants of
    Premier Growth and Balanced
    Shares and Ernst & Young LLP as
    independent auditors of Quasar.

Your Board of Directors urges you to vote "FOR" Proposal Two.

                                       For   Against    Abstain
                                       [_]     [_]       [_]

3.  Approve of an amendment of each
    Fund's fundamental policy to
    permit each Fund to engage in
    securities lending to the
    extent permitted by the
    Investment Company Act of 1940,
    as amended (the "1940 Act").

Your Board of Directors urges you to vote "FOR" Proposal Three.

                                       For   Against    Abstain
                                       [_]     [_]        [_]
4.  Approve of an amendment of
    certain of the Funds'
    fundamental policies, in each
    case consistent with the 1940
    Act.

Your Board of Directors urges you to vote "FOR" Proposal Four.

                                       For   Against    Abstain
                                       [_]     [_]        [_]
5.  Approve the removal or
    reclassification of certain of
    the Funds' fundamental policies
    as non-fundamental.

Your Board of Directors urges you to vote "FOR" Proposal Five.



PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING VIA THE INTERNET OR
BY TELEPHONE.



















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00250027.AP5